UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 22, 2005


                             HEARTLAND EXPRESS, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number - 0-15087


            NEVADA                                             93-0926999
(State of other Jurisdiction                              (IRS Employer ID No.)
        of Incorporation)

2777 HEARTLAND DRIVE, CORALVILLE, IOWA                            52241
(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's Telephone Number (including area code): 319-545-2728

ITEM 8.01.  OTHER EVENTS

     On September 22, 2005, Heartland Express, Inc. (the "Company") announced plans for a new corporate headquarters. A copy of the press release issued by the Company is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     The Exhibit listed on the Exhibit Index accompanying Form 8-K is furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                                    HEARTLAND EXPRESS, INC.

Date: September 22, 2005                            BY: /s/ John P. Cosaert
                                                    -----------------------
                                                    JOHN P. COSAERT
                                                    Vice-President
                                                    Finance and Treasurer

                                  EXHIBIT INDEX

99.1 Press release issued by the Company on September 22, 2005 announced plans for a new corporate headquarters.

                                Exhibit No. 99.1

September 22, 2005, For Immediate Release

Press Release

Heartland Express, Inc. Announces New Corporate Headquarters.

CORALVILLE, IOWA - September 22, 2005 - Heartland Express, Inc. (Nasdaq: HTLD) announced today the planned construction of a new corporate headquarters. The new headquarters and an adjacent shop facility will be built on 40 acres of land in North Liberty, Iowa, approximately five miles from the current location. The new headquarters building will consolidate our operations under one roof and accommodate future growth. The shop facility will be designed to increase accessibility and improve operational efficiencies. The North Liberty location is on Interstate 380 and will provide a centralized location in the Cedar Rapids/Iowa City business corridor.

Site preparation will begin immediately with ground breaking and the beginning of construction set for the spring of 2006. The construction period will be approximately twelve months with completion anticipated in the spring of 2007. The new facilities will be funded with the proceeds from the sale of the current corporate headquarters location. The Company's current facilities are situated on approximately 26 acres of land.

The company currently has regional operating centers in Atlanta, GA, Carlisle, PA, Chester, VA, Columbus, OH, Coralville, IA, Jacksonville, FL, Kingsport, TN, Olive Branch, MS, and Phoenix, AZ.

The Company reported gross revenues of $457.1 million and a 79.5% operating ratio (operating expenses as a percentage of gross revenues) in 2004 with $517.0 million in total assets.

This press release may contain statements that might be considered as forward-looking statements or predictions of future operations. Such statements are based on management's belief or interpretation of information currently available. These statements and assumptions involve certain risks and uncertainties. Actual events may differ from these expectations as specified from time to time in filings with the Securities and Exchange Commission.


                        Contact: Heartland Express, Inc.
                           John Cosaert or Mike Gerdin
                                  319-545-2728


                                 End of Report